POWER OF ATTORNEY

                WITH RESPECT TO NORTHBROOK LIFE INSURANCE COMPANY
                                  (REGISTRANT)

                               THE CUSTOM ANNUITY

     Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, in any and all capacities, to sign any Form S-3 registration statements and amendments thereto for the Northbrook Life Insurance Company (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                              April 3, 2000
                              --------------------
                              Date



                              /s/THOMAS J. WILSON, II
                              -----------------------
                              Thomas J. Wilson, II
                              President, Chief Operating Officer,
                              (Principal Executive Officer) and Director

                                POWER OF ATTORNEY

                WITH RESPECT TO NORTHBROOK LIFE INSURANCE COMPANY
                                  (REGISTRANT)

                               THE CUSTOM ANNUITY


     Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, his attorney-in-fact, with power of substitution, in any and all capacities, to sign any Form S-3 registration statements and amendments thereto for the Northbrook Life Insurance Company (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                               April 3, 2000
                               --------------------
                               Date



                               /s/MICHAEL J. VELOTTA
                               -----------------------
                               Michael J. Velotta
                               Vice President, Secretary,
                                 General Counsel, and Director

                                POWER OF ATTORNEY

                WITH RESPECT TO NORTHBROOK LIFE INSURANCE COMPANY
                                  (REGISTRANT)

                               THE CUSTOM ANNUITY


     Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form S-3 registration statements and amendments thereto for the Northbrook Life Insurance Company (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                               April 3, 2000
                               --------------------
                               Date



                               /s/JOHN R. HUNTER
                               ---------------------
                               John R. Hunter
                               Vice President and Director

                                POWER OF ATTORNEY

                WITH RESPECT TO NORTHBROOK LIFE INSURANCE COMPANY
                                  (REGISTRANT)

                               THE CUSTOM ANNUITY


     Know all men by these presents that Samuel H. Pilch, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form S-3 registration statements and amendments thereto for the Northbrook Life Insurance Company (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                               April 3, 2000
                               ------------------
                               Date



                               /s/SAMUEL H. PILCH
                               --------------------
                               Samuel H. Pilch
                               Controller

                                POWER OF ATTORNEY

                WITH RESPECT TO NORTHBROOK LIFE INSURANCE COMPANY
                                  (REGISTRANT)

                               THE CUSTOM ANNUITY


     Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form S-3 registration statements and amendments thereto for the Northbrook Life Insurance Company (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                               April 3, 2000
                               --------------------
                               Date



                               /s/KEVIN R. SLAWIN
                               --------------------
                               Kevin R. Slawin
                               Vice President and Director

                                POWER OF ATTORNEY

                WITH RESPECT TO NORTHBROOK LIFE INSURANCE COMPANY
                                  (REGISTRANT)

                               THE CUSTOM ANNUITY


     Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form S-3 registration statements and amendments thereto for Northbrook Life Insurance Company (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                               April 3, 2000
                               -------------------
                               Date



                               /s/CASEY J. SYLLA
                               -------------------
                               Casey J. Sylla
                               Chief Investment Officer and Director

                                POWER OF ATTORNEY

                WITH RESPECT TO NORTHBROOK LIFE INSURANCE COMPANY
                                  (REGISTRANT)

                               THE CUSTOM ANNUITY


     Know all men by these presents that Sarah R. Donahue, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, her attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form S-3 registration statements and amendments thereto for the Northbrook Life Insurance Company (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                               April 3, 2000
                               ------------------
                               Date



                               /s/SARAH R. DONAHUE
                               -------------------
                               Sarah R. Donahue
                               Assistant Vice President and Director

                                POWER OF ATTORNEY

                WITH RESPECT TO NORTHBROOK LIFE INSURANCE COMPANY
                                  (REGISTRANT)

                               THE CUSTOM ANNUITY



     Know all men by these presents that Timothy N. Vander Pas, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form S-3 registration statements and amendments thereto for the Northbrook Life Insurance Company (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                               April 3, 2000
                               --------------------
                               Date



                               /s/TIMOTHY N. VANDER PAS
                               ------------------------
                               Timothy N. Vander Pas
                               Assistant Vice President and Director